EXHIBIT 99.1

    PRELIMINARY COPY - For the Information of the Securities
                  and Exchange Commission Only.

                     THE FIRST JERMYN CORP.

                Special Meeting of Shareholders -
          ____________, 1998 at _____ _.m., Local Time
   This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned shareholder of The First Jermyn Corp. ("First Jermyn") hereby appoints [______________________________________ and
__________________________________________] the proxies of the undersigned (each with power of substitution and with all powers the undersigned would possess if personally present) to vote at the Annual Meeting of Shareholders of First Jermyn to be held on ____________________________, 1998, and at any adjournment or postponement thereof (the "Meeting"), all the shares of Common Stock of First Jermyn which the undersigned would be entitled to vote on the following proposals more fully described in the Joint Proxy Statement/Prospectus dated ____________________________,
1998 for the Meeting in the manner specified and in the discretion of the named proxies on any other business that may properly come before the Meeting.

                       ___________________

     Please indicate on the reverse side of this card how your stock is to be voted. Unless you specifically direct otherwise, the shares represented by this proxy will be voted "FOR" the following proposals.

          (continued and to be signed on reverse side)

The DIRECTORS recommend a vote "FOR"

     Approval of the proposal to fix the number of directors at twelve (12).

     FOR            AGAINST             ABSTAIN

     [   ]           [   ]               [   ]

     Election of Class II Directors.

     [   ]  FOR all nominees       [   ]   WITHHOLD AUTHORITY
            listed below (except           to vote for all
            as marked to the               nominees listed below
            contrary below)

     William K. Nasser, Jr.; Steven R. Tokach

     (INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NAME IN THE
     LIST ABOVE.)

     Election of Class III Directors.

     [   ]  FOR all nominees       [   ]   WITHHOLD AUTHORITY
            listed below (except           to vote for all
            as marked to the               nominees listed below
            contrary below)

     David M. Epstein, Esq.,; Robert T. Kelly; Harold P. McGovern

     (INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NAME IN THE
     LIST ABOVE.)

     Approval and adoption of the Agreement and Plan of Merger, dated October 15, 1997 (the "Merger Agreement"), relating to the merger of Upper Valley Bancorp, Inc. with and into First
     Jermyn.

     FOR            AGAINST             ABSTAIN

     [   ]           [   ]               [   ]

     Approval of the proposal to adjourn the Meeting, if necessary, in the event there are not sufficient votes at the time of the Meeting to approve the Merger Agreement.

     FOR            AGAINST             ABSTAIN

     [   ]           [   ]               [   ]


                              NOTE:  Your signature should appear
                              as your name appears hereon.  When
                              shares are held by joint tenants,
                              both should sign.  When signing as
                              attorney, executor, administrator,
                              trustee or guardian, please give
                              full title as such.  If a
                              corporation, please sign in full
                              corporate name by the President or
                              other authorized officer.  If a
                              partnership, please sign in
                              partnership name by authorized
                              person.

                              Please sign, date and return the
                              proxy card promptly using the
                              enclosed envelope.

                              Dated:______________________, 1998

                              ___________________________________
                                        (Signature)

                              ___________________________________
                                   (Signature if held jointly)